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                       SUPPLEMENT DATED JULY 19, 2005 TO

                      PROSPECTUS DATED APRIL 29, 2005 FOR

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

An Order has been issued by the Securities and Exchange Commission (the "SEC") permitting the substitution of shares of the GE Investments Funds, Inc. -- Global Income Fund (the "Existing Portfolio") with shares of the Franklin Templeton Variable Insurance Products Trust -- Templeton Global Income Securities Fund -- Class 1 Shares (the "Replacement Portfolio"). The Existing Portfolio will not be available for new premium payments or transfers effective August 24, 2005.

On the close of the Valuation Day on August 25, 2005 (the "Exchange Date"), any policy owner assets remaining in the Existing Portfolio will be transferred to the Replacement Portfolio and the Existing Portfolio will be removed as an available investment option.

The transfer from the Existing Portfolio to the Replacement Portfolio on the Exchange Date will not be considered a transfer for the purpose of calculating the number of transfers that may permitted without invoking our right to assess a transfer charge or for calculating the number of transfers permitted per calendar year by U.S. Mail, overnight delivery service, voice response, telephone or facsimile.

Should you decide to transfer assets from the Existing Portfolio to the Replacement Portfolio prior to the Exchange Date, transfers made from the Existing Portfolio will not be considered a transfer for the purpose of calculating the number of transfers that may be made each calendar year without invoking our right to assess a transfer charge. However, the restrictions on transfers regarding the number of transfers that may be made each calendar year by U.S. Mail, overnight delivery service, voice response, telephone or facsimile will still apply; for example, if you (or your representative) have conducted more than 12 transfers in 2005, and you request a transfer from the Existing Portfolio to the Replacement Portfolio prior to the Exchange Date, you will be required to request such transfer in writing by U.S. Mail or overnight delivery service, however, we will not invoke our right to assess any transfer fee. Likewise, for 30 days after the Exchange Date, transfers from the Replacement Portfolio to any other available portfolio will not be considered a transfer for the purpose of calculating the number of transfers that may be made each calendar year without invoking our right to assess a transfer charge. However, the restrictions on transfers regarding the number of transfers that may be made each calendar year by U.S. Mail, overnight delivery service, voice response, telephone or facsimile will still apply; for example., if you (or your representative) have conducted more than 12 transfers in 2005, and you request a


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transfer from the Existing Portfolio to the Replacement Portfolio within 30 days after the Exchange Date, you will be required to request such transfer in writing by U.S. Mail or overnight delivery service, however, we will not invoke our right to assess any transfer fee.

Please refer to your prospectus dated April 29, 2005, as well as the current prospectuses for the Existing Portfolio and Replacement Portfolio, including any supplements thereto, for additional information. Should you have any questions, please contact our Variable Life Service Center at:

                          3100 Albert Lankford Drive
                           Lynchburg, Virginia 24501
                       Telephone Number: 1-800-352-9910